[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) GLOBAL
                     GROWTH FUND

                     ANNUAL REPORT o OCTOBER 31, 2002

                               [Graphic Omitted]

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 37 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements .....................................................  21
Notes to Financial Statements ............................................  28
Independent Auditors' Report .............................................. 35
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames


Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended October 31, 2002, Class A shares of the fund provided a total return of -12.81%, Class B shares -13.51%, Class C shares -13.49%, and Class I shares -12.64%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with a -14.50% return over the same period for the fund's benchmark, the Morgan Stanley Capital International All Country World Free Index (the MSCI Index). The MSCI Index is a capitalization-weighted index that monitors the performance of stocks from around the world. The index tracks stocks from 22 developed markets and 26 emerging markets. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -13.92%.

Q.  COULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. The period was dominated by uncertainty and volatility, two conditions unfavorable for equity markets and especially for growth stocks.

    Markets around the world rallied in the fourth quarter of 2001, but then experienced a strong downdraft that lasted into early October of 2002. The major factor, in our view, was an expected recovery that didn't happen. Going into 2002, we think investors anticipated a global economic recovery in the second half of the year. When it became clear that was not happening, stock prices fell around the world as expectations of a recovery were pushed out farther and farther. International tension over Iraq and corporate accounting scandals in the United States added to global markets' woes.

    As the period ended in October, stock markets reversed direction again, rising on news that third-quarter 2002 earnings, while not robust, were at least not disappointing.

Q.  WHAT HOLDINGS HELPED THE FUND'S PERFORMANCE OVER THE PERIOD?

A. In a tough period for most of the developed world, the fund's overweighted position in emerging markets, relative to the MSCI Index, helped performance. We think emerging markets did well largely because developing nations such as China and South Korea had a large amount of internal demand that continued to grow over the period. In addition, our research helped us avoid much of the turmoil in Latin American equities caused by political uncertainty in Brazil.

    Relatively defensive positioning in international developed markets also helped performance. We tried to avoid some of the global volatility by investing in companies whose businesses we felt would not vary dramatically with the ups and downs of the economy. One example was Reed Elsevier, a medical and scientific publisher headquartered in the United Kingdom.

Q.  WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?

A. The health care sector, which has historically tended to perform relatively well in a tough economy, suffered over the period. Large pharmaceutical firms found their drug patents challenged by generic drug companies; investors worried that the challenges, if successful, might impair future earnings. In addition, our holdings in Genzyme and Wyeth declined in value as a result of problems with key drug products; both companies were later sold out of the portfolio. In the longer term, however, we think health care is still a potential growth area, especially considering the aging of the global population.

    Telecommunications holdings detracted from performance as prices were driven down by excess capacity and slower-than-expected demand. In the U.S. portion of the fund, performance was also hurt by positions in utilities and technology firms. But some overseas technology holdings performed well, including printer makers Canon and Brother.

Q.  WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?

A. Although October was a strong month for stocks, we still see a lot of near-term uncertainty. As of the end of the period, we remained somewhat defensively positioned, emphasizing companies that we felt had relatively steady revenues and whose earnings we felt we could project with some confidence.

    We feel that an uncertain market could play to our strength, which is bottom-up research into individual companies. During the downturn, we've found companies in a variety of industries that have made themselves leaner and more efficient. If and when the global economy enters a sustained recovery, we think those leaner companies may outperform their competitors as more of their revenues translate into profits.

/s/ David A. Antonelli                 /s/ John E. Lathrop

    David A. Antonelli                     John E. Lathrop
    Director of Global                     Portfolio Manager
    Equity Research*

/s/ Nicholas Smithie

    Nicholas Smithie
    Portfolio Manager

* The committee of MFS global research analysts is responsible for the day-to-day management of a portion of the fund under the general supervision of Mr. Antonelli. Mr. Lathrop manages the U.S. portion of the fund, and Mr. Smithie manages the emerging markets portion of the fund.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
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DAVID A. ANTONELLI IS SENIOR VICE PRESIDENT AND DIRECTOR OF GLOBAL EQUITY
RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF A TEAM COMPRISING MORE THAN 40 U.S. AND NON-U.S. EQUITY RESEARCH ANALYSTS. HE ALSO OVERSEES THE RESEARCH PROCESS FOR THE MFS EQUITY RESEARCH ANALYST TEAMS AND SERVES AS PORTFOLIO MANAGER OF MFS(R) INTERNATIONAL NEW DISCOVERY FUND. DAVID JOINED MFS IN 1991 AS A RESEARCH ANALYST FOLLOWING FOREIGN STOCKS, WITH A CONCENTRATION IN CONTINENTAL EUROPE. HE WAS NAMED VICE PRESIDENT IN 1995, PORTFOLIO MANAGER IN 1997, SENIOR VICE PRESIDENT, DIRECTOR OF INTERNATIONAL EQUITY RESEARCH IN 1999, AND DIRECTOR OF GLOBAL EQUITY RESEARCH IN MARCH 2002. DAVID IS A GRADUATE OF PENNSYLVANIA STATE UNIVERSITY AND THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA.

JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS. JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

NICHOLAS SMITHIE IS VICE PRESIDENT OF MFS AND PORTFOLIO MANAGER OF OUR EMERGING MARKETS EQUITY PORTFOLIOS AND THE EMERGING MARKETS EQUITY PORTION OF OUR GLOBAL GROWTH PORTFOLIOS. HE JOINED MFS AS AN EQUITY RESEARCH ANALYST IN 1998 FROM GARTMORE INVESTMENT MANAGEMENT IN LONDON, WHERE HE HAD BEEN A GLOBAL EMERGING MARKETS PORTFOLIO MANAGER SINCE 1995, RESPONSIBLE FOR STOCK SELECTION AND ASSET ALLOCATION THROUGHOUT LATIN AMERICA. HE IS A CHARTERED ACCOUNTANT WHO QUALIFIED WITH COOPERS & LYBRAND IN LONDON. NICK WAS NAMED PORTFOLIO MANAGER IN AUGUST 2002. MR. SMITHIE IS A GRADUATE OF OXFORD UNIVERSITY AND ETON COLLEGE.

ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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FUND FACTS
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OBJECTIVE:             SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING IN
                       SECURITIES OF COMPANIES WORLDWIDE GROWING AT RATES EXPECTED TO BE WELL ABOVE THE GROWTH RATE OF THE OVERALL U.S. ECONOMY.

COMMENCEMENT OF
INVESTMENT OPERATIONS: NOVEMBER 18, 1993

CLASS INCEPTION:       CLASS A  NOVEMBER 18, 1993
                       CLASS B  NOVEMBER 18, 1993
                       CLASS C  JANUARY 3, 1994
                       CLASS I  JANUARY 2, 1997

SIZE:                  $432.7 MILLION NET ASSETS AS OF OCTOBER 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, November 18, 1993, through October 31, 2002. Index information is from December 1, 1993.)

                        MFS Global Growth    MSCI All Country
                          Fund - Class A      World Index
            --------------------------------------------------
            11/93           $ 9,425            $10,000
            10/94            10,964             11,467
            10/96            13,383             14,741
            10/98            15,107             19,982
            10/00            26,547             25,371
            10/02            15,993             16,217

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -12.81%      -23.36%       +3.76%       +69.69%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -12.81%      - 8.49%       +0.74%       + 6.09%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -17.82%      -10.27%       -0.44%       + 5.39%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -13.51%      -25.08%       -0.04%       +58.38%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -13.51%      - 9.18%       -0.01%       + 5.27%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -16.97%      - 9.84%       -0.25%       + 5.27%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          -13.49%      -25.11%       -0.10%       +58.70%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      -13.49%      - 9.19%       -0.02%       + 5.30%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      -14.36%      - 9.19%       -0.02%       + 5.30%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)               -12.64%      -22.85%       +5.13%       +72.26%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)           -12.64%      - 8.29%       +1.01%       + 6.26%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years         Life*
-------------------------------------------------------------------------------------------------------
Average global fund+                                    -13.92%      - 9.86%       -0.76%       + 5.33%
-------------------------------------------------------------------------------------------------------
MSCI All Country World Index#                           -14.50%      -13.46%       -1.25%       + 5.57%
-------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, November 18, 1993, through
    October 31, 2002. Index information is from December 1, 1993.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to its inception, Class C share performance includes the performance of the fund's original share class (Class B). For periods prior to its inception, Class I share performance includes the performance of the fund's original share class (Class A). Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

FIVE LARGEST STOCK SECTORS

            FINANCIAL SERVICES                      17.2%
            HEALTH CARE                             14.4%
            TECHNOLOGY                              11.4%
            LEISURE                                  9.7%
            CONSUMER STAPLES                         8.9%

TOP 10 STOCK HOLDINGS

AVENTIS S.A.  2.1%                                 SAMSUNG ELECTRONICS  1.5%
French pharmaceutical firm                         South Korean electronics manufacturer

BP AMOCO PLC, ADR  1.8%                            SANOFI-SYNTHELABO S.A.  1.4%
U.K.-based oil exploration and production company  French pharmaceutical company

PFIZER, INC.  1.7%                                 VIACOM INC. "B"  1.3%
U.S.-based pharmaceutical products company         Diversified U.S. media company

THE ROYAL BANK OF SCOTLAND PLC  1.6%               MICROSOFT CORP.  1.2%
Banking firm with operations in the United         U.S. computer software and systems company
Kingdom and the United States
                                                   REED ELSEVIER PLC  1.1%
NOVARTIS AG  1.5%                                  U.K.-based publishing company and information
Swiss pharmaceutical company                       provider

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2002

Stocks - 95.6%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                            SHARES          VALUE
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 61.8%
  Australia - 1.3%
    Australia & New Zealand Banking Group Ltd. (Banks &
      Credit Cos.)*                                                              173,720   $  1,814,506
    News Corp Ltd. (Media)                                                       364,332      2,150,291
    TABCORP Holdings Ltd. (Leisure)                                              255,100      1,638,616
                                                                                           ------------
                                                                                           $  5,603,413
-------------------------------------------------------------------------------------------------------
  Belgium - 0.5%
    Fortis (Insurance)                                                           107,850   $  1,966,621
-------------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    Accenture Ltd. (Business Services)*                                           25,900   $    437,192
    Ace Ltd. (Insurance)                                                          38,350      1,179,263
    XL Capital Ltd. (Insurance)                                                   19,910      1,516,146
                                                                                           ------------
                                                                                           $  3,132,601
-------------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Aracruz Celulose S.A. (Forest & Paper Products)                               79,680   $  1,274,083
    Brasil Telecom Participacoes S.A. (Telecommunications)                        14,180        395,622
    Companhia de Bebidas das Americas, ADR (Beverages)                            31,900        461,593
    Companhia Vale Do Rio Doce (Metals and Minerals)*                             42,830      1,128,571
    Petroleo Brasileiro S.A., ADR (Oils and Gas)                                  93,020      1,230,658
                                                                                           ------------
                                                                                           $  4,490,527
-------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Encana Corp. (Utilities - Gas)                                               131,180   $  3,822,859
-------------------------------------------------------------------------------------------------------
  China - 1.0%
    Beijing Datang Power Generation Co. Ltd. (Energy)                            626,000   $    198,657
    China Mobile (Hong Kong) Ltd. (Telecommunications)*                          824,500      2,029,773
    China Mobile (Hong Kong) Ltd., ADR (Telecommunications)*                      30,000        367,500
    Huaneng Power International, Inc. (Energy)                                 2,312,000      1,660,089
                                                                                           ------------
                                                                                           $  4,256,019
-------------------------------------------------------------------------------------------------------
  Croatia - 0.1%
    Pliva d.d., GDR (Medical & Health Products)                                   42,810   $    515,218
-------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
    Danske Bank (Banks & Credit Cos.)                                             96,510   $  1,532,964
-------------------------------------------------------------------------------------------------------
  Egypt - 0.1%
    Egypian Co. for Mobile Services (Telecommunications - Wireless)               39,680   $    249,159
-------------------------------------------------------------------------------------------------------
  Estonia
    AS Eesti Telekom, GDR (Telecommunications)                                       740   $     11,278
-------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                                         50,100   $    832,662
-------------------------------------------------------------------------------------------------------
  France - 5.7%
    Aventis S.A. (Pharmaceuticals)                                               150,460   $  8,984,341
    BNP Paribas S.A. (Banks and Credit Cos.)                                      43,700      1,737,897
    Cap Gemini S.A. (Computer Services)                                           27,480        674,004
    Generale de Sante (Healthcare)                                                72,869        719,800
    Sanofi-Synthelabo S.A. (Medical & Health Products)                            96,690      5,897,764
    Schneider Electric S.A. (Manufacturing)*                                      30,161      1,394,314
    Societe Television Francaise 1 (Media)                                        40,935      1,051,325
    Total Fina Elf S.A., "B" (Oils)                                               27,460      3,773,085
    Wavecom S.A. (Telecommunications)                                              8,450        273,778
                                                                                           ------------
                                                                                           $ 24,506,308
-------------------------------------------------------------------------------------------------------
  Germany - 2.3%
    Bayerische Motoren Werke AG (Automotive)                                      58,960   $  2,099,576
    Celanese AG (Chemicals)                                                       69,350      1,307,055
    Fresenius AG (Medical Supplies)                                                9,630        328,277
    Fresenius Medical Care AG (Medical & Health Products)                         67,735      1,686,766
    Linde AG (Conglomerates)                                                      40,700      1,552,657
    Porsche AG (Automotive)                                                        3,714      1,777,479
    Schering AG (Pharmaceuticals)                                                 29,970      1,358,248
                                                                                           ------------
                                                                                           $ 10,110,058
-------------------------------------------------------------------------------------------------------
  Hong Kong - 1.1%
    Citic Pacific Ltd. (Conglomerate)                                            297,000   $    628,341
    CNOOC Ltd. (Oils)                                                          1,084,000      1,348,207
    Denway Motors Ltd. (Automotive)                                            3,776,000      1,174,084
    SmarTone Telecommunications Holdings, Ltd. (Telecommunications
      - Wireless)                                                                666,000        713,044
    TLC International Holdings Ltd. (Manufacturing)                            3,007,700        809,859
                                                                                           ------------
                                                                                           $  4,673,535
-------------------------------------------------------------------------------------------------------
  Hungary - 0.2%
    OTP Bank (Banks and Credit Cos.)                                              58,790   $  1,028,825
-------------------------------------------------------------------------------------------------------
  India - 0.9%
    Hindustan Lever Ltd. (Consumer Products)                                     211,030   $    700,520
    Hindustan Petroleum Corp. Ltd. (Oils)                                         47,700        210,002
    Housing Development Finance Corp., Ltd. (Financial Services)                 147,800      1,925,165
    ICICI Bank Ltd. (Banking)                                                     91,772        564,398
    Reliance Industries Ltd. (Conglomerate)                                       58,460        322,868
    Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)                          15,000        172,396
                                                                                           ------------
                                                                                           $  3,895,349
-------------------------------------------------------------------------------------------------------
  Indonesia - 0.1%
    PT Telekomunikasi Indonesia (Telecommunications)                           1,487,400   $    495,639
-------------------------------------------------------------------------------------------------------
  Ireland - 0.8%
    Bank of Ireland (Banks and Credit Cos.)                                      227,030   $  2,511,714
    Irish Life & Permanent PLC (Financial Institutions)                           72,260        856,541
                                                                                           ------------
                                                                                           $  3,368,255
-------------------------------------------------------------------------------------------------------
  Israel - 0.5%
    Bank Leumi le-Israel B.M. (Banking)                                          311,500   $    360,251
    Check Point Software Technologies Ltd. (Computer Software -
      Services)*                                                                  55,100        759,829
    Taro Pharmaceutical Industries Ltd. (Pharmaceutical)*                         26,000        903,500
                                                                                           ------------
                                                                                           $  2,023,580
-------------------------------------------------------------------------------------------------------
  Japan - 8.1%
    Brother Industries, Ltd. (Electronics)                                       473,000   $  3,429,491
    Canon, Inc. (Business Machines)                                               85,000      3,129,939
    Credit Saison Co., Ltd. (Financial Services)                                 107,300      2,115,405
    Fast Retailing Co., Ltd. (Retail)                                             39,400      1,216,505
    Honda Motor Co., Ltd. (Automotive)                                            78,000      2,789,572
    KDDI Corp. (Telecommunications)                                                  695      2,038,289
    Namco Ltd. (Leisure)                                                          62,900      1,000,763
    Nippon Electric Glass Co., Ltd. (Manufacturing)                              138,000      1,550,322
    Nissan Motor Co. (Automotive)                                                551,300      4,226,259
    Sega Corp. (Entertainment)*                                                  152,700      1,841,108
    Shiseido Co., Ltd. (Consumer Products)                                       243,000      2,696,261
    Stanley Electric Co., Ltd. (Electronics)                                     173,000      1,977,344
    Tokyo Gas Co. Ltd. (Gas)                                                   1,498,000      4,368,913
    Uni-Charm Corp. (Consumer Products)                                           67,200      2,479,967
                                                                                           ------------
                                                                                           $ 34,860,138
-------------------------------------------------------------------------------------------------------
  Malaysia - 0.4%
    Resorts World Berhad (Entertainment)                                         112,000   $    265,298
    Sime Darby Berhad (Conglomerates)                                            677,000        883,780
    Tenaga Nasional Berhad (Utilities - Electric)                                334,000        786,761
                                                                                           ------------
                                                                                           $  1,935,839
-------------------------------------------------------------------------------------------------------
  Mexico - 2.3%
    America Movil S.A. De C.V., ADR (Telecommunications)                          67,600   $    908,544
    Coca-Cola Femsa S.A., ADR (Beverages)                                         73,070      1,525,702
    Fomento Economico Mexicano S.A. (Food & Beverage Products)                     9,400        340,280
    Grupo Financiero Banorte S.A. de C.V. (Finance)                              338,110        753,059
    Grupo Modelo S.A. de C.V. (Brewery)*                                         727,150      1,862,484
    Kimberly-Clark de Mexico, S.A. de C.V. (Forest and Paper
      Products)                                                                  295,890        715,595
    Panamerican Beverages, Inc. (Food and Beverage Products)                      24,000        204,000
    Telefonos de Mexico S.A., ADR (Telecommunications)                            80,045      2,441,372
    TV Azteca S.A. de C.V., ADR (Broadcasting)                                    65,300        316,705
    Wal-Mart de Mexico S.A. de C.V. "Series V" (Retail)                          286,695        716,243
                                                                                           ------------
                                                                                           $  9,783,984
-------------------------------------------------------------------------------------------------------
  Netherlands - 3.5%
    Akzo Nobel N.V. (Chemicals)                                                   65,460   $  1,952,773
    Fugro N.V. (Engineering & Construction)                                       26,958      1,078,479
    Koninklijke KPN N.V. (Telecommunications)*                                   552,040      3,489,952
    Koninklijke Philips Electronics N.V. (Electronics)                            93,340      1,668,842
    Unilever N.V. (Consumer Goods and Services)                                   74,180      4,744,555
    VNU N.V. (Printing & Publishing)*                                             78,161      2,093,093
                                                                                           ------------
                                                                                           $ 15,027,694
-------------------------------------------------------------------------------------------------------
  New Zealand - 0.5%
    Telecom Corporation Of New Zealand Ltd. (Telecommunications)                 928,140   $  2,280,566
-------------------------------------------------------------------------------------------------------
  Norway - 0.4%
    Tandberg ASA (Telecommunications)*                                           158,200   $  1,708,423
-------------------------------------------------------------------------------------------------------
  Philippines - 0.2%
    Philippine Long Distance Telephone Co., ADR
      (Telecommunications)                                                        35,500   $    153,911
    San Miguel Corp., "B" (Food & Beverage Products)                             536,639        622,117
                                                                                           ------------
                                                                                           $    776,028
-------------------------------------------------------------------------------------------------------
  Russia - 1.3%
    GMK Norilsk Nickel, ADR (Mining)*                                             32,850   $    651,412
    Lukoil Oil Co., ADR (Oils)                                                    19,960      1,303,723
    Mobile Telesystems, ADR (Telecommunications)                                  14,440        472,477
    OAO Gazprom (Energy)                                                          35,790        451,849
    Sibneft ADR (Oils)*                                                           34,990        688,009
    YUKOS Corp., ADR (Oils)                                                       15,680      2,177,999
                                                                                           ------------
                                                                                           $  5,745,469
-------------------------------------------------------------------------------------------------------
  Singapore - 0.5%
    United Overseas Bank Ltd. (Banks & Credit Cos.)                              288,000   $  2,184,783
-------------------------------------------------------------------------------------------------------
  South Africa - 1.1%
    ABSA Group Ltd. (Financial Services)                                         139,490   $    447,599
    Anglo American Platinum Corp. Ltd. (Metals)                                   27,190        982,903
    AngloGold Ltd. (Mining)                                                       15,920        832,996
    Firstrand Ltd. (Financial Services)                                          606,870        419,895
    Gold Fields Ltd. (Mining)                                                     56,250        646,459
    Impala Platinum Holdings Ltd. (Metals & Mining)                               16,530        953,096
    Sappi Ltd., ADR (Forest & Paper Products)                                     35,720        427,897
                                                                                           ------------
                                                                                           $  4,710,845
-------------------------------------------------------------------------------------------------------

Foreign Stocks - continued
  South Korea - 3.5%
    Hana Bank (Banks and Credit Cos.)                                             25,830   $    329,475
    Hyundai Mobis (Automotive)                                                    22,970        513,679
    Hyundai Motor Co., Ltd. (Automotive)                                          41,600      1,052,756
    Kookmin Bank (Banks and Credit Cos.)                                          42,504      1,411,008
    Koram Bank (Banks & Credit Cos.)*                                             27,830        176,583
    Korea Electric Power Corp. (Utilities - Electric)                             62,960        949,805
    Korea Exchange Bank (Financial Services)*                                     46,410        160,708
    Korea Tobacco & Ginseng Corp. (Tobacco)                                       25,050        364,587
    Korea Tobacco & Ginseng Corp., GDR (Tobacco)                                 162,660      1,203,684
    POSCO (Steel)                                                                 58,140      1,344,778
    Samsung Display Devices Co. (Electronics)                                     12,240        757,619
    Samsung Electro Mechanics Co. Ltd. (Electronics)                              12,440        471,459
    Samsung Electronics (Electronics)                                             22,220      6,268,111
    Samsung Fire & Marine Insurance Co., Ltd. (Insurance - Property
      & Casualty)                                                                  4,870        294,669
                                                                                           ------------
                                                                                           $ 15,298,921
-------------------------------------------------------------------------------------------------------
  Spain - 1.4%
    Iberdrola S.A. (Utilities - Electric)                                        124,900   $  1,480,514
    Inditex (Retail)                                                              68,590      1,537,997
    Telefonica, S.A. (Telecommunications)                                        334,628      3,166,626
                                                                                           ------------
                                                                                           $  6,185,137
-------------------------------------------------------------------------------------------------------
  Sweden - 1.2%
    Alfa Laval AB (Engineering & Construction)*                                  242,250   $  1,754,766
    Capio AB (Healthcare)*                                                       131,270        786,433
    ForeningsSparbanken AB, "A" (Banks and Credit Cos.)                           97,500      1,072,654
    Hennes & Mauritz AB (Apparel and Textiles)*                                   86,260      1,672,488
                                                                                           ------------
                                                                                           $  5,286,341
-------------------------------------------------------------------------------------------------------
  Switzerland - 4.5%
    UBS AG (Financial Services)                                                   65,470   $  3,112,878
    Converium Holding AG (Insurance)*                                             58,710      2,364,907
    Givaudan S.A. (Chemicals)                                                      2,160        902,190
    Jomed N.V. (Medical & Health Products)*                                       75,850        889,428
    Lonza Group AG (Chemicals)                                                     8,600        521,661
    Novartis AG (Medical & Health Products)                                      165,820      6,309,588
    Syngenta AG (Chemicals)                                                       63,806      3,788,427
    Synthes-Stratec, Inc. (Medical & Health Products)                              2,393      1,444,275
                                                                                           ------------
                                                                                           $ 19,333,354
-------------------------------------------------------------------------------------------------------
  Taiwan - 1.4%
    China Steel Corp. (Steel)                                                  1,296,740   $    699,828
    China Steel Corp. GDR (Steel)                                                102,677      1,093,510
    China Trust Financial Holdings Co. Ltd. (Finanicial Services)*             1,337,000      1,068,828
    Formosa Plastic Corp. (Chemicals)                                            422,610        465,908
    Fubon Financial Holdings Co., Ltd. (Financial Services)                      929,000        812,372
    Nan Ya Plastic Corp. (Chemicals)                                             657,280        569,074
    President Chain Store Corp. (Retail)                                         335,555        522,943
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Electronics)*               92,700        724,914
                                                                                           ------------
                                                                                           $  5,957,377
-------------------------------------------------------------------------------------------------------
  Thailand - 0.4%
    Bangkok Bank Public Co. Ltd. (Banks and Credit Cos.)*                        130,800   $    185,778
    BEC World Public Co. Ltd. PLC (Television)                                    50,600        243,067
    PTT Public Co., Ltd. (Oils)                                                1,158,300      1,016,522
    Siam Cement Public Co. Ltd. (Building Materials)                              20,300        501,640
                                                                                           ------------
                                                                                           $  1,947,007
-------------------------------------------------------------------------------------------------------
  Turkey - 0.1%
    Akbank T.A.S. (Banks and Credit Cos.)                                    116,568,900   $    334,248
-------------------------------------------------------------------------------------------------------
  United Kingdom - 13.3%
    Anglo American PLC (Metals & Mining)                                         238,480   $  3,049,244
    Aviva PLC (Insurance)*                                                       239,743      1,836,238
    BHP Billiton PLC (Metals & Mining)                                           453,000      2,209,224
    BP Amoco PLC, ADR (Oils)                                                     198,434      7,629,787
    British Sky Broadcasting Group PLC (Broadcasting)*                           181,750      1,714,505
    BT Group PLC (Telecommunications)                                            558,210      1,583,657
    Diageo PLC (Food & Beverage Products)*                                       420,502      4,735,753
    Hanson PLC (Building Materials)                                              212,770        964,485
    Intertek Testing Servicing PLC (Business Services)                           227,150      1,562,257
    Johnston Press PLC (Printing & Publishing)                                   342,839      1,988,159
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                                337,224      2,899,133
    Lonmin (Metals and Minerals)                                                  57,100        776,501
    Marks & Spencer Group PLC (Retail)                                            93,310        545,855
    National Grid Group PLC (Telecommunications)                                 203,560      1,447,741
    NEXT PLC (Retail)                                                            144,533      2,010,685
    Old Mutual PLC (Insurance)                                                   681,860        847,324
    Reckitt Benckiser PLC (Consumer Goods & Services)                            130,420      2,364,771
    Reed Elsevier PLC (Publishing)                                               552,420      4,874,391
    Rio Tinto PLC (Metals & Mining)                                              160,030      2,889,152
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)                       301,344      7,084,307
    Standard Chartered PLC (Banks & Credit Cos.)                                 213,986      2,488,544
    Vodafone Group PLC, ADR (Telecommunications)                                  97,804      1,557,040
    Xstrata PLC (Metals & Minerals)*                                              45,870        475,367
                                                                                           ------------
                                                                                           $ 57,534,120
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $267,405,144
-------------------------------------------------------------------------------------------------------

U.S. Stocks - 33.8%
  Advertising & Broadcasting - 0.2%
    Lamar Advertising Co., "A"*                                                   22,900   $    777,226
-------------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    Northrop Grumman Corp.                                                        16,800   $  1,732,584
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                                               26,660   $  1,258,085
-------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                                                         30,120   $  1,575,276
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.7%
    Abbott Laboratories, Inc.                                                     43,600   $  1,825,532
    Amgen, Inc.*                                                                  26,030      1,211,957
                                                                                           ------------
                                                                                           $  3,037,489
-------------------------------------------------------------------------------------------------------
  Business Services - 1.6%
    Automatic Data Processing, Inc.                                               30,910   $  1,314,602
    BISYS Group, Inc.*                                                            69,610      1,246,019
    Concord EFS, Inc.*                                                            96,520      1,378,306
    First Data Corp.                                                              49,820      1,740,711
    Manpower, Inc.                                                                40,500      1,381,050
                                                                                           ------------
                                                                                           $  7,060,688
-------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Praxair, Inc.                                                                 19,000   $  1,035,500
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Dell Computer Corp.*                                                          72,920   $  2,086,241
    Lexmark International, Inc.*                                                  23,450      1,393,399
                                                                                           ------------
                                                                                           $  3,479,640
-------------------------------------------------------------------------------------------------------
  Computer Software - 0.7%
    Oracle Corp.*                                                                281,660   $  2,870,115
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.3%
    Mercury Interactive Corp.*                                                    14,200   $    374,454
    Microsoft Corp.*                                                              99,600      5,325,612
                                                                                           ------------
                                                                                           $  5,700,066
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    SunGard Data Systems, Inc.*                                                   67,760   $  1,502,239
    VERITAS Software Corp.*                                                       99,610      1,519,053
                                                                                           ------------
                                                                                           $  3,021,292
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    Cadence Design Systems, Inc.*                                                 46,690   $    472,970
    Peoplesoft, Inc.*                                                             67,280      1,217,768
    Rational Software Corp.*                                                      66,610        440,958
                                                                                           ------------
                                                                                           $  2,131,696
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    General Electric Co.                                                         125,020   $  3,156,755
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.4%
    Avon Products, Inc.                                                           24,900   $  1,207,401
    Gillette Co.                                                                  55,380      1,654,754
    Kimberly-Clark Corp.                                                          15,950        821,425
    Newell Rubbermaid, Inc.                                                       24,100        781,322
    Philip Morris Cos., Inc.                                                      42,800      1,744,100
                                                                                           ------------
                                                                                           $  6,209,002
-------------------------------------------------------------------------------------------------------
  Electronics - 1.4%
    Analog Devices, Inc.*                                                         96,980   $  2,599,064
    Linear Technology Corp.                                                       24,710        682,985
    Maxim Integrated Products, Inc.*                                              26,130        831,979
    Novellus Systems, Inc.*                                                       19,370        612,092
    Texas Instruments, Inc.                                                       74,170      1,176,336
                                                                                           ------------
                                                                                           $  5,902,456
-------------------------------------------------------------------------------------------------------
  Entertainment - 2.9%
    AOL Time Warner, Inc.*                                                       141,460   $  2,086,535
    Clear Channel Communications, Inc.*                                           75,310      2,790,236
    Fox Entertainment Group, Inc.*                                                78,730      1,921,799
    Viacom, Inc., "B"*                                                           125,300      5,589,633
                                                                                           ------------
                                                                                           $ 12,388,203
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    American Express Co.                                                          54,880   $  1,995,986
    Citigroup, Inc.                                                              112,777      4,167,110
    Fannie Mae                                                                    11,600        775,576
    Freddie Mac                                                                   53,200      3,276,056
    Goldman Sachs Group, Inc.                                                     32,430      2,321,988
    Merrill Lynch & Co., Inc.                                                     50,180      1,904,331
    Morgan Stanley Dean Witter & Co.                                              21,960        854,683
                                                                                           ------------
                                                                                           $ 15,295,730
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    Mellon Financial Corp.                                                        86,880   $  2,457,835
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Archer-Daniels-Midland Co.                                                    19,100   $    260,142
    Kellogg Co.                                                                   63,700      2,029,482
    PepsiCo, Inc.                                                                 59,100      2,606,310
                                                                                           ------------
                                                                                           $  4,895,934
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    International Paper Co.                                                       31,370   $  1,095,754
-------------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    Hartford Financial Services Group, Inc.                                       17,100   $    675,450
    MetLife, Inc.                                                                 71,470      1,706,704
    Travelers Property Casualty Corp., "A"*                                      105,960      1,414,566
    Travelers Property Casualty Corp., "B"*                                        3,837         51,876
                                                                                           ------------
                                                                                           $  3,848,596
-------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Danaher Corp.                                                                 35,800   $  2,071,030
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.5%
    Baxter International, Inc.                                                    60,700   $  1,518,714
    Cardinal Health, Inc.                                                         23,100      1,598,751
    Eli Lilly & Co.                                                               40,600      2,253,300
    Forest Laboratories, Inc.*                                                    24,900      2,439,951
    Johnson & Johnson Co.                                                         50,100      2,943,375
    Pfizer, Inc.                                                                 234,380      7,446,253
    Schering-Plough Corp.                                                         19,200        409,920
    Stryker Corp.                                                                 12,900        813,990
                                                                                           ------------
                                                                                           $ 19,424,254
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.6%
    Discovery Partners International*                                                120    $       324
    Express Scripts, Inc.*                                                        34,900      1,890,882
    Health Management Associates, Inc., "A"*                                      33,200        634,784
    MedImmune, Inc.*                                                              23,300        595,315
    Medtronic, Inc.                                                               26,000      1,164,800
    Tenet Healthcare Corp.*                                                       66,655      1,916,331
    UnitedHealth Group, Inc.                                                       8,500        773,075
                                                                                           ------------
                                                                                           $  6,975,511
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.2%
    Baker Hughes, Inc.                                                            29,700   $    862,785
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    E.W. Scripps Co.                                                               4,300   $    331,917
    Gannett Co., Inc.                                                             26,400      2,004,552
    New York Times Co.                                                            11,500        556,715
                                                                                           ------------
                                                                                           $  2,893,184
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Hotels & Resorts Co.                                                 23,220   $    541,026
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    Brinker International, Inc.*                                                  37,000   $  1,050,430
    Cendant Corp.*                                                                88,020      1,012,230
                                                                                           ------------
                                                                                           $  2,062,660
-------------------------------------------------------------------------------------------------------
  Retail - 2.7%
    Best Buy Co., Inc.*                                                           18,700   $    385,407
    CVS Corp.                                                                     27,600        765,348
    Family Dollar Stores, Inc.                                                    31,550        971,424
    Gap, Inc.                                                                     24,000        282,480
    Home Depot, Inc.                                                             107,920      3,116,730
    Kohl's Corp.*                                                                 18,380      1,074,311
    Target Corp.                                                                 100,360      3,022,843
    Wal-Mart Stores, Inc.                                                         35,600      1,906,380
                                                                                           ------------
                                                                                           $ 11,524,923
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    3M Co.                                                                        16,620   $  2,109,743
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    EchoStar Communications Corp.*                                               119,300   $  2,432,527
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.8%
    Cisco Systems, Inc.*                                                         330,940   $  3,699,909
-------------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    United Parcel Service, Inc.                                                   20,000   $  1,200,200
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Encana Corp                                                                   57,900   $  1,684,890
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $146,412,564
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $435,178,464)                                               $413,817,708
-------------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.9%
-------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Abbey National LLC, due 11/01/02                                             $14,935   $ 14,935,000
    General Electric Capital Corp., due 11/01/02                                   6,209      6,209,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $ 21,144,000
-------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 10/31/02, due 11/01/02, total to be
      received $2,175,113 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                    $ 2,175   $  2,175,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $458,497,464)                                          $437,136,708
Other Assets, Less Liabilities - (1.0)%                                                      (4,476,389)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $432,660,319
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
OCTOBER 31, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $458,497,464)            $437,136,708
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        16,834,236
  Foreign currency, at value (identified cost, $930,307)                930,366
  Receivable for investments sold                                     7,737,394
  Receivable for fund shares sold                                     2,327,150
  Dividends and interest receivable                                     683,154
  Other assets                                                           10,244
                                                                   ------------
      Total assets                                                 $465,659,252
                                                                   ------------
Liabilities:
  Payable to custodian                                               $  854,996
  Payable for investments purchased                                  13,981,149
  Payable for fund shares reacquired                                  1,075,707
  Collateral for securities loaned, at value                         16,834,236
  Payable to affiliates -
    Management fee                                                       10,589
    Shareholder servicing agent fee                                       1,177
    Distribution and service fee                                          6,135
  Accrued expenses and other liabilities                                234,944
                                                                   ------------
      Total liabilities                                            $ 32,998,933
                                                                   ------------
Net assets                                                         $432,660,319
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $721,829,225
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (21,345,096)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (265,417,868)
  Accumulated net investment loss                                    (2,405,942)
                                                                   ------------
      Total                                                        $432,660,319
                                                                   ============
Shares of beneficial interest outstanding                           34,446,275
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $269,893,164 / 21,205,912 shares of
     beneficial interest outstanding)                                $12.73
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                      $13.51
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets $133,524,609 / 10,862,194 shares of
     beneficial interest outstanding)                                $12.29
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $24,035,364 / 1,973,245 shares of
     beneficial interest outstanding)                                $12.18
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,207,182 / 404,924 shares of
     beneficial interest outstanding)                                $12.86
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
---------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2002
---------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                              $  7,840,133
    Interest                                                                    708,190
    Foreign taxes withheld                                                     (605,189)
                                                                           ------------
      Total investment income                                              $  7,943,134
                                                                           ------------
  Expenses -
    Management fee                                                         $  4,914,492
    Trustees" compensation                                                       38,180
    Shareholder servicing agent fee                                             546,055
    Distribution and service fee (Class A)                                    1,074,441
    Distribution and service fee (Class B)                                    1,987,168
    Distribution and service fee (Class C)                                      342,138
    Administrative fee                                                           54,345
    Custodian fee                                                               654,093
    Printing                                                                    134,852
    Postage                                                                     131,605
    Auditing fees                                                                39,274
    Legal fees                                                                    5,633
    Miscellaneous                                                               706,869
                                                                           ------------
      Total expenses                                                       $ 10,629,145
    Fees paid indirectly                                                        (43,104)
    Reduction of expenses by distributor                                       (306,986)
                                                                           ------------
      Net expenses                                                         $ 10,279,055
                                                                           ------------
        Net investment loss                                                $ (2,335,921)
                                                                           ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                $(94,907,013)
    Foreign currency transactions                                              (498,992)
                                                                           ------------
      Net realized loss on investments and foreign currency transactions   $(95,406,005)
                                                                           ------------
  Change in unrealized appreciation -
    Investments                                                            $ 29,680,841
    Translation of assets and liabilities in foreign currencies                  46,985
                                                                           ------------
      Net unrealized gain on investments and foreign currency translation  $ 29,727,826
                                                                           ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                         $(65,678,179)
                                                                           ------------
          Decrease in net assets from operations                           $(68,014,100)
                                                                           ============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                       2002                       2001
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                               $  (2,335,921)             $  (4,283,095)
  Net realized loss on investments and foreign currency
    transactions                                                      (95,406,005)              (160,733,690)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                               29,727,826               (114,466,714)
                                                                    -------------              -------------
    Decrease in net assets from operations                          $ (68,014,100)             $(279,483,499)
                                                                    -------------              -------------
Distributions declared to shareholders -
  From net realized loss on investments and foreign
    currency transactions (Class A)                                 $        --                $ (79,188,589)
  From net realized loss on investments and foreign
    currency transactions (Class B)                                          --                  (89,870,272)
  From net realized loss on investments and foreign
    currency transactions (Class C)                                          --                  (12,922,547)
  From net realized loss on investments and foreign
    currency transactions (Class I)                                          --                   (1,860,884)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                                  --                   (4,154,693)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                                  --                   (4,715,116)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                                  --                     (677,992)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                                  --                      (97,633)
                                                                    -------------              -------------
    Total distributions declared to shareholders                    $        --                $(193,487,726)
                                                                    -------------              -------------
Net increase (decrease) in net assets from fund share
  transactions                                                      $ (86,716,358)             $ 156,805,902
                                                                    -------------              -------------
      Total decrease in net assets                                  $(154,730,458)             $ 316,165,323
Net assets:
  At beginning of period                                              587,390,777                903,556,100
                                                                    -------------              -------------
  At end of period (including accumulated net investment
    loss of $2,405,942 and $70,021, respectively)                   $ 432,660,319              $ 587,390,777
                                                                    =============              =============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $14.60             $27.51           $23.20           $18.27           $20.79
                                                 ------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                $(0.01)            $(0.03)          $ 0.07           $(0.05)          $(0.01)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.86)             (6.91)            6.14             6.59            (0.41)
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(1.87)            $(6.94)          $ 6.21           $ 6.54           $(0.42)
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $ --               $(5.67)          $(1.90)          $(1.61)          $(2.10)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.30)            --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $ --               $(5.97)          $(1.90)          $(1.61)          $(2.10)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $12.73             $14.60           $27.51           $23.20           $18.27
                                                 ======             ======           ======           ======           ======
Total return(+)                                  (12.81)%           (30.91)%          27.22%           38.13%           (1.99)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.57%              1.52%            1.45%            1.48%            1.49%
  Net investment income (loss)                    (0.08)%            (0.17)%           0.26%           (0.23)%          (0.06)%
Portfolio turnover                                  130%               112%             182%             146%             104%
Net assets at end of period (000 Omitted)      $269,893           $268,548         $389,664         $244,777         $195,194

(S) The distributor voluntarily waived a portion of its fee for the periods indicated. If the fee had been incurred by the fund, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)               $(0.03)            $(0.05)          $ 0.04           $(0.07)          $(0.03)
      Ratios (to average net assets):
        Expenses##                                 1.67%              1.62%            1.55%            1.58%            1.59%
        Net investment income (loss)              (0.18)%            (0.27)%           0.16%           (0.33)%          (0.16)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                             2002               2001             2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $14.21             $26.87           $22.73           $18.06           $20.56
                                                 ------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment loss                            $(0.13)            $(0.16)          $(0.14)          $(0.20)          $(0.16)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.79)             (6.74)            6.04             6.48            (0.40)
                                                 ------             ------           ------           ------           ------
      Total from investment operations           $(1.92)            $(6.90)          $ 5.90           $ 6.28           $(0.56)
                                                 ------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $ --               $(5.47)          $(1.76)          $(1.61)          $(1.94)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --                (0.29)            --               --               --
                                                 ------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $ --               $(5.76)          $(1.76)          $(1.61)          $(1.94)
                                                 ------             ------           ------           ------           ------
Net asset value - end of period                  $12.29             $14.21           $26.87           $22.73           $18.06
                                                 ======             ======           ======           ======           ======
Total return                                     (13.51)%           (31.39)%          26.26%           37.12%           (2.70)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       2.32%              2.27%            2.20%            2.23%            2.24%
  Net investment loss                             (0.89)%            (0.92)%          (0.47)%          (0.99)%          (0.81)%
Portfolio turnover                                  130%               112%             182%             146%             104%
Net assets at end of period (000 Omitted)      $133,525           $268,518         $442,368         $330,542         $259,345

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 2002              2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $14.08            $26.74          $22.64          $17.99          $20.49
                                                     ------            ------          ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss                                $(0.13)           $(0.16)         $(0.11)         $(0.20)         $(0.16)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (1.77)            (6.70)           5.99            6.46           (0.40)
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(1.90)           $(6.86)         $ 5.88          $ 6.26          $(0.56)
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $ --              $(5.51)         $(1.78)         $(1.61)         $(1.94)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --               (0.29)           --              --              --
                                                     ------            ------          ------          ------          ------
      Total distributions declared to
        shareholders                                 $ --              $(5.80)         $(1.78)         $(1.61)         $(1.94)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $12.18            $14.08          $26.74          $22.64          $17.99
                                                     ======            ======          ======          ======          ======
Total return                                         (13.49)%          (31.45)%         26.28%          37.15%          (2.73)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.32%             2.27%           2.20%           2.23%           2.24%
  Net investment loss                                 (0.91)%           (0.92)%         (0.39)%         (0.99)%         (0.83)%
Portfolio turnover                                      130%              112%            182%            146%            104%
Net assets at end of period (000 Omitted)           $24,035           $44,241         $62,520         $26,120         $19,149

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                 2002              2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $14.71            $27.71          $23.33          $18.32          $20.84
                                                     ------            ------          ------          ------          ------
Income (loss) from investment operations# -
  Net investment income                              $ 0.02            $ 0.01          $ 0.15          $ --            $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (1.87)            (6.97)           6.19            6.62           (0.40)
                                                     ------            ------          ------          ------          ------
      Total from investment operations               $(1.85)           $(6.96)         $ 6.34          $ 6.62          $(0.36)
                                                     ------            ------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                    $ --              $(5.74)         $(1.96)         $(1.61)         $(2.16)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                       --               (0.30)           --              --              --
                                                      -----             -----           -----           -----           -----
      Total distributions declared to
        shareholders                                 $ --              $(6.04)         $(1.96)         $(1.61)         $(2.16)
                                                     ------            ------          ------          ------          ------
Net asset value - end of period                      $12.86            $14.71          $27.71          $23.33          $18.32
                                                     ======            ======          ======          ======          ======
Total return                                         (12.64)%          (30.77)%         27.56%          38.55%          (1.64)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           1.32%             1.27%           1.20%           1.23%           1.24%
  Net investment income                                0.16%             0.08%           0.50%           0.01%           0.19%
Portfolio turnover                                      130%              112%            182%            146%            104%
Net assets at end of period (000 Omitted)            $5,207            $6,085          $9,003          $7,272          $5,445

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Growth Fund (the fund) is a non-diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At October 31, 2002, the value of securities loaned was $16,076,458. These loans were collateralized by U.S. Treasury securities of $168,415 and cash of $16,834,236 which was invested in the following short-term obligations:

                                                              IDENTIFIED COST
                                                    SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    16,778,991        $16,834,236

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $13,962 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $29,142 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, wash sales, and capital losses.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                           OCTOBER 31, 2002   OCTOBER 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $    --           $ 66,381,566
    Long-term capital gain                           --            127,106,160
                                                -----------       ------------
Total distributions declared                    $    --           $193,487,726
                                                ===========       ============

During the year ended October 31, 2002, accumulated undistributed net investment loss decreased by $2,324,277, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $512,357, and paid-in capital decreased by $2,836,634 due to differences between book and tax accounting for currency transactions.

As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

      Capital loss carryforward                           $(255,381,795)
      Unrealized loss                                       (30,868,812)
      Other temporary differences                               (81,665)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009 ($159,427,826) and October 31, 2010 ($95,953,969).

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $1 billion of average net assets                       0.90%
      Average net assets in excess of $1 billion                   0.75%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees" compensation is a net decrease of $3,365 as a result of the change in the fund's pension liability under this plan and a pension expense of $52,882 for inactive trustees for the year ended October 31, 2002. Also included in Trustees" compensation is a one-time settlement expense of $3,907 and a one-time transition expense of $13,293.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $29,047 for the year ended October 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and, Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. The maximum distribution and service fees for each class of shares are as follows:

                             CLASS A          CLASS B          CLASS C
------------------------------------------------------------------------
Distribution Fee               0.10%            0.75%            0.75%
Service Fee                    0.25%            0.25%            0.25%
                               -----            -----            -----
Total Distribution Plan        0.35%            1.00%            1.00%
                               =====            =====            =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended October 31, 2002, amounted to:

                             CLASS A          CLASS B          CLASS C
------------------------------------------------------------------------
Service Fee Retained by MFD  $38,232          $22,589          $27,922

Fees incurred under the distribution plan during the year ended October 31, 2002, were as follows:

                             CLASS A          CLASS B          CLASS C
------------------------------------------------------------------------
Total Distribution Plan        0.25%            1.00%            1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2002, were as follows:

                             CLASS A          CLASS B          CLASS C
------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed            $17,059         $262,125           $3,533

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $679,727,123 and $763,487,344, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $  468,022,157
                                                                --------------
Gross unrealized depreciation                                   $  (56,538,664)
Gross unrealized appreciation                                       25,653,215
                                                                --------------
    Net unrealized depreciation                                 $  (30,885,449)
                                                                --------------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                13,019,511    $ 191,833,148            14,011,059    $ 271,206,918
Shares issued to shareholders
  in reinvestment of
  distributions                                  --               --               3,833,508       75,865,178
Shares reacquired                         (10,207,370)    (145,997,777)          (13,616,053)    (263,784,465)
                                        -------------    -------------         -------------    -------------
    Net increase                            2,812,141    $  45,835,371             4,228,514    $  83,287,631
                                        =============    =============         =============    =============

Class B shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                 1,720,834    $  24,570,507             3,182,337    $  59,026,819
Shares issued to shareholders
  in reinvestment of
  distributions                                  --               --               4,078,959       79,049,707
Shares reacquired                          (9,759,345)    (140,565,452)           (4,820,965)     (83,292,302)
                                        -------------    -------------         -------------    -------------
    Net increase (decrease)                (8,038,511)   $(115,994,945)            2,440,331    $  54,784,224
                                        =============    =============         =============    =============

Class C shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                   444,190    $   6,428,494             1,732,461    $  32,669,977
Shares issued to shareholders
  in reinvestment of
  distributions                                  --               --                 581,544       11,171,460
Shares reacquired                          (1,612,991)     (22,918,492)           (1,510,381)     (26,835,216)
                                        -------------    -------------         -------------    -------------
    Net increase (decrease)                (1,168,801)   $ (16,489,998)              803,624    $  17,006,221
                                        =============    =============         =============    =============

Class I shares
                                           YEAR ENDED OCTOBER 31, 2002            YEAR ENDED OCTOBER 31, 2001
                                        ------------------------------         ------------------------------
                                               SHARES           AMOUNT                SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                    70,251    $   1,029,348                56,565    $     998,564
Shares issued to shareholders
  in reinvestment of
  distributions                                  --               --                  98,318        1,958,491
Shares reacquired                             (78,856)      (1,096,134)              (66,298)      (1,229,229)
                                        -------------    -------------         -------------    -------------
    Net increase (decrease)                    (8,605)   $     (66,786)               88,585    $   1,727,826
                                        =============    =============         =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2002, was $4,549. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VIII and Shareholders of MFS Global Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Fund (one of the series comprising MFS Series Trust VIII) (the "Trust"), as of October 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for the two-year period then ended, and the financial highlights for the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Growth Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 6, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
--------------------------------------------------------------------------------

MFS(R) GLOBAL GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VIII, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53)                         Vice President
Secretary and Clerk
Massachusetts Financial Services
Company, Senior Vice President,
General Counsel
and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since August
2000); UAM Fund Services, Senior Vice
President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John E. Lathrop+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
Nicholas Smithie+                                        with a Telecommunications Device for the Deaf).

DIRECTOR OF GLOBAL EQUITY RESEARCH                       For share prices, account balances, exchanges or
David A. Antonelli+                                      stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
CUSTODIANS                                               touch-tone telephone.
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    WORLD WIDE WEB
                                                         www.mfs.com
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+   MFS Investment Management

MFS(R) GLOBAL GROWTH FUND                                    -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                          MWF-2  12/02    57.6M